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                             AMENDMENT NO. 2 TO THE
                      GLOBALSTAR TELECOMMUNICATONS LIMITED
                             1994 STOCK OPTION PLAN

            The Globalstar Telecommunications Limited 1994 Stock Option Plan (the "Plan") is hereby amended as follows:

            1. The first sentence of Section 3 of the Plan is amended to read as follows:

                        "The total number of shares of Common Stock which shall
                  be subject to Options granted under the Plan shall not exceed 5,000,000, subject to adjustment as provided in Section 7 hereof."